EXHIBIT 3.1

                 MICHIGAN DEPARTMENT OF LABOR & ECONOMIC GROWTH
                          BUREAU OF COMMERCIAL SERVICES

Date Received                                     (FOR BUREAU USE ONLY)
MAR 17  2005
                                                   This document is effective
                                                   on the date filed, unless a
                                                   subsequent effective date
                                                   within 90 days after received
                                                   date is stated in the
                                                   document.
517-663-2525 Ref # 50784
Attn:  Cheryl J. Bixby                             FILED
MICHIGAN RUNNER SERVICE                            MAR 18  2005
P.O. Box 266                                       Administrator
Eaton Rapids, MI 48827                             BUREAU OF COMMERCIAL SERVICES

Document will be returned to the name and          EFFECTIVE DATE:
address you enter above.  If left blank
document will be mailed to the registered office.                     B16 - 54L

                            ARTICLES OF ORGANIZATION
                 For use by Domestic Limited Liability Companies
             (Please read information and instructions on last page)

   Pursuant to the provisions of Act 23, Public Acts of 1993, the undersigned execute the following Articles:

ARTICLE I
The name of the limited liability company is:      DaimlerChrysler Financial Services Americas LLC
                                             ---------------------------------------------------------------------------

ARTICLE II

The purpose or purposes for which the limited liability company is formed is to engage in any activity within the purposes for which a limited liability company may be formed under the Limited Liability Company Act of Michigan.

ARTICLE III

The duration of the limited liability company if other than perpetual is:

ARTICLE IV

1. The street address of the location of the registered office is:

                     30600 Telegraph Road                    Bingham Farms,            Michigan             48025
         --------------------------------------------- ----------------------------                  --------------------
                       (Street Address)                          (City)                                  (ZIP Code)

2. The mailing address of the registered office if different than above:

                                                                                       Michigan
         --------------------------------------------- ----------------------------                  --------------------
                 (Street Address or P.O. Box)                    (City)                                  (ZIP Code)

3. The name of the resident agent at the registered office is:          The Corporation Company
                                                               ----------------------------------------------------------

ARTICLE V  (Insert any desired additional provision authorized by the Act; attach additional pages if needed.)

The business of the limited liability company is to be managed by managers instead of by its members.

                                                    Signed this 16th day of March, 2005

                                                    By /s/ Steven C. Poling
                                                        -----------------------------------------------------------
                                                                       (Signature(s) of Organizer(s))
                                                    Steven C. Poling
                                                    ---------------------------------------------------------------
                                                                (Type or Print Name(s) of Organizer(s))




                                     MICHIGAN DEPARTMENT OF LABOR & ECONOMIC GROWTH
                                              BUREAU OF COMMERCIAL SERVICES

Date Received                                                (FOR BUREAU USE ONLY)
MAY 04  2005                                                 This document is effective on the date filed, unless a
                                                             subsequent effective date within 90 days after received
                                                             date is stated in the document.

6357731  SO
The Corporation Company                                      FILED
30600 Telegraph Rd Ste. 2345                                 MAY 04  2005
Bingham Farms, MI  48025                                     Administrator
                                                             BUREAU OF COMMERCIAL SERVICES

Document will be returned to the name and                    EXPIRATION DATE:
address you enter above.  If left blank                      DECEMBER 31, 2010
document will be mailed to the registered office.

                                               CERTIFICATE OF ASSUMED NAME
                      For use by Corporations, Limited Partnerships and Limited Liability Companies
                               (Please read information and instructions on reverse side)

      Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), Act 162, Public Acts of 1982
      (nonprofit corporations), Act 213, Public Acts of 1982 (limited partnerships), or Act 23, Public Acts of 1993
      (limited liability companies), the corporation, limited partnership, or limited liability company in item one executes the following Certificate:



1.      The name of the corporation, limited partnership, or limited liability company is:

                                    DaimlerChrysler Financial Services Americas LLC
        ---------------------------------------------------------------------------------------------------------

2.      The identification number assigned by the Bureau is: B1654L
                                                             ----------------------------------------------------
3.      The assumed name under which business is to be transacted is:

                                                  Mercedes-Benz Financial
        ---------------------------------------------------------------------------------------------------------

4.      The document is hereby signed as required by the Act.



                      COMPLETE ITEM 5 ON LAST PAGE IF THIS NAME IS ASSUMED BY MORE THAN ONE ENTITY

                                                    Signed this 28th day of April, 2005

                                                    By /s/ Paul E. Knauss
                                                        -----------------------------------------------------------
                                                                             (Signature)
                                                    Paul E. Knauss                        Manager
                                                    ---------------------------------------------------------------
                                                            (Type or Print Name)            (Type or Print Title)

                                                    ---------------------------------------------------------------
                                                    (Limited Partnerships Only - Indicate Name of General Partner if
                                                    the General Partner is a corporation or other entity)





                                     MICHIGAN DEPARTMENT OF LABOR & ECONOMIC GROWTH
                                              BUREAU OF COMMERCIAL SERVICES

Date Received                                                (FOR BUREAU USE ONLY)
MAY 25  2005                                                 This document is effective on the date filed, unless a
                                                             subsequent effective date within 90 days after received
                                                             date is stated in the document.

6365050  SO                                                  FILED
CT Corporation                                               MAY 25  2005
30600 Telegraph Rd.                                          Administrator
Suite 2345                                                   BUREAU OF COMMERCIAL SERVICES
Bingham Farms, MI  48025

Document will be returned to the name and                    EXPIRATION DATE:
address you enter above.  If left blank                      DECEMBER 31, 2010
document will be mailed to the registered office.

                                               CERTIFICATE OF ASSUMED NAME
                      For use by Corporations, Limited Partnerships and Limited Liability Companies
                               (Please read information and instructions on reverse side)

     Pursuant to the provisions of Act 284, Public  Acts of 1972 (profit corporations), Act 162, Public Acts of 1982
      (nonprofit corporations), Act 213, Public Acts of 1982 (limited partnerships), or Act 23, Public Acts of 1993
      (limited liability companies), the corporation, limited partnership, or limited liability company in item one executes the following Certificate:



1.      The name of the corporation, limited partnership, or limited liability company is:

                                    DaimlerChrysler Financial Services Americas LLC
        --------------------------------------------------------------------------------------------------------------
2.      The identification number assigned by the Bureau is: B1654L
                                                             ---------------------------------------------------------

3.      The assumed name under which business is to be transacted is:

                                    DaimlerChrysler Truck Financial
        --------------------------------------------------------------------------------------------------------------
4.      The document is hereby signed as required by the Act.



                      COMPLETE ITEM 5 ON LAST PAGE IF THIS NAME IS ASSUMED BY MORE THAN ONE ENTITY

                                                    Signed this 11th day of May, 2005

                                                    By /s/ Paul E. Knauss
                                                        -----------------------------------------------------------
                                                                             (Signature)
                                                    Paul E. Knauss                   Manager
                                                    ----------------------------     ------------------------------
                                                            (Type or Print Name)            (Type or Print Title)

                                                    -----------------------------------------------------------------
                                                    (Limited Partnerships Only - Indicate Name of General Partner if
                                                    the General Partner is a corporation or other entity)




                                     MICHIGAN DEPARTMENT OF LABOR & ECONOMIC GROWTH
                                              BUREAU OF COMMERCIAL SERVICES

Date Received                                                (FOR BUREAU USE ONLY)
NOV 15  2005                                                 This document is effective on the date filed, unless a
                                                             subsequent effective date within 90 days after received
                                                             date is stated in the document.
6501212  SO
CT Corporation System                                        FILED
30600 Telegraph Road,                                        NOV 15  2005
Suite 2345                                                   Administrator
Bingham Farms, MI  48025                                     BUREAU OF COMMERCIAL SERVICES


Document will be returned to the name and                    EFFECTIVE DATE:  1-1-06
address you enter above.  If left blank                      Expiration date for new assumed names:  December 31,
document will be mailed to the registered office.            Expiration date for transferred new assumed names appear in
                                                             Item 7

                                                  CERTIFICATE OF MERGER
                                         For use by Limited Liability Companies
                                 (Please read information and instructions on last page)

                   Pursuant to the provisions of Act 23, Public Acts of 1993, the undersigned limited liability companies execute the following Certificate of Merger:



1.       The name of each constituent limited liability company and their identification numbers are:

                  DaimlerChrysler Services North America LLC                            B67453
         -------------------------------------------------------------------------------------------------------------------

                  DaimlerChrysler Financial Services Americas LLC                       B1654L
         -------------------------------------------------------------------------------------------------------------------

2.       The name of the surviving limited liability company and its identification number is:

                  DaimlerChrysler Financial Services Americas LLC                       B1654L
         -------------------------------------------------------------------------------------------------------------------
3.       Check one of the following:

         [X] There are no changes to be made to the Articles of Organization of the surviving limited liability company.

         [ ] The amendments to the Articles, or a restatement of the Articles, of the surviving limited liability company to be effected by the merger are as follows:

         -------------------------------------------------------------------------------------------------------------------



4.       Other provisions with respect to the merger are as follows:

         -------------------------------------------------------------------------------------------------------------------

         -------------------------------------------------------------------------------------------------------------------

5.       Complete only if an effective  date is desired  other than the date of filing.  This date must be no more than 90 days after receipt of this document in this office.

         The merger shall be effective on the     1st      day of        January            ,      2006  (at 12:01 a.m.)
                                               --------           --------------------------     ---------------------------

6.       The Plan of Merger was approved by the members of each constituent limited liability company in accordance with section 702(1).

7.       The merger is permitted by the law of the jurisdiction under whose law each foreign constituent company is organized and each foreign constituent company has complied with that law in effecting the merger.

8.       The assumed names being transferred to continue for the remaining effective period of the Certificate of
         Assumed Name on file prior to the merger are:

             Assumed Name                             LLC transferred from                     Expiration date
             ------------                             --------------------                     ---------------
             Chrysler Financial                       DaimlerChrysler Services North           December 31, 2010
                                                      America LLC

9.       No survivor name as new assumed names under which business is to be conducted are:

         -------------------------------------------------------------------------------------------------------------------

         -------------------------------------------------------------------------------------------------------------------

This Certificate is hereby signed as required by Section 103 of the Act.



Signed this 15th day of November, 2005                                 Signed this 15th day of November, 2005


DaimlerChrysler Services North Americas LLC                            DaimlerChrysler Financial Services Americas LLC
------------------------------------------------------                 ------------------------------------------------------
      (Name of Limited Liability Company)                                    (Name of Limited Liability Company)

By     /s/ Paul E. Knauss                                              By     /s/ Paul E. Knauss
------------------------------------------------------                 ------------------------------------------------------
          (Signature of Member, Manager or                                       (Signature of Member, Manager or
                  Authorized Agent)                                                      Authorized Agent)

Paul E. Knauss, Manager                                                Paul E. Knauss, Manager
------------------------------------------------------                 ------------------------------------------------------
          (Type or Print Name and Capacity)                                      (Type or Print Name and Capacity)





                                     MICHIGAN DEPARTMENT OF LABOR & ECONOMIC GROWTH
                                              BUREAU OF COMMERCIAL SERVICES

Date Received                                                (FOR BUREAU USE ONLY)
MAR 27  2006                                                 This document is effective on the date filed, unless a
                                                             subsequent effective date within 90 days after received
                                                             date is stated in the document.

6601285  SO
CT Corporation System                                        FILED
30600 Telegraph Road, Suite 2345                             MAR 28  2006
Bingham Farms, MI  48025                                     Administrator
                                                             BUREAU OF COMMERCIAL SERVICES

Document will be returned to the name and                    EFFECTIVE DATE:  3/31/06
address you enter above.  If left blank                      Expiration date for new assumed names:  December 31,
document will be mailed to the registered office.            Expiration date for transferred new assumed names appear in
                                                             Item 6


                                                  CERTIFICATE OF MERGER
                     Cross Entity Merger for use by Profit Corporations, Limited Liability Companies
                                                and Limited Partnerships

      Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), Act 23, Public Acts of 1993
 (limited liability companies) and Act 213, Public Acts of 1982 (limited partnerships), the undersigned entities execute the following Certificate of Merger:



1.       The Plan of Merger (Consolidation) is as follows:

         a.  The name of each constituent entity and its identification number is:

                  DaimlerChrysler Financial Services Americas LLC                       B1654L
         ----------------------------------------------------------------------------------------------------------------

                  See Attachment A
         ----------------------------------------------------------------------------------------------------------------

         b.  The name of the surviving (new) entity and its identification number is:

                   DaimlerChrysler Financial Services Americas LLC                       B1654L
         ----------------------------------------------------------------------------------------------------------------

         Corporations and Limited Liability Companies provide the street address of the survivor's principal place of business:

                   27777 Inkster Rd., Farmington Hills, MI  48334
         ----------------------------------------------------------------------------------------------------------------

2.       (Complete  only if an effective  date is desired other than the date of filing.  The date must be no more than
         90 days after receipt of this document in this office.)

         The merger (consolidation) shall be effective on the   31st   day of     March       ,    2006   (at 11:58 p.m.)
                                                              --------        -----------------  ------------------------




3.       Complete for Profit Corporations only

         For each constituent stock corporation state:

                                               Designation and number of        Indicate class or       Indicate class or
                                           outstanding shares in each class      series of shares       series entitled to
             Name of corporation                       or series                 entitled to vote        vote as a class
             -------------------                       ---------                 ----------------          -----------
             See Attachment A

             If the number of shares is subject to change prior to the effective  date of the merger or  consolidation, the manner in which the change may occur is as follows: ____________________________________________________

         The manner and basis of converting shares are as follows:

                  Upon the effectiveness of this merger, all of the shares of the corporations listed on Attachment A
         ----------------------------------------------------------------------------------------------------------------
                  will be cancelled for no consideration.
         ---------------------------------------------------------------------------------------------------------------

         The  amendments to the Articles,  or a restatement of the Articles,  of the surviving  corporation to be
         effected by the merger are as follows:      N/A
                                        --------------------------------------------------------------------------------

         The Plan of Merger will be furnished by the surviving profit corporation, on request and without cost, to any shareholder of any constituent profit corporation.

         The merger is permitted by the state or country under whose law it is incorporated and each foreign corporation has complied with that law in effecting the merger.

         (Complete either Section (a) or (b) for each corporation)

         a)   The Plan of Merger was approved by the majority consent of the incorporators of _______________________
              __________________, a Michigan corporation which has not commenced business, has not issued any shares, and has not elected a Board of Directors.


         -------------------------------- ------------------------    ---------------------------- ------------------------
           (Signature of Incorporator)     (Print or Type Name)       (Signature of Incorporator)   (Print or Type Name)

         -------------------------------- ------------------------    ---------------------------- ------------------------
           (Signature of Incorporator)     (Print or Type Name)       (Signature of Incorporator)   (Print or Type Name)

         b) The Plan of Merger was approved by.

              [  ] the Board of Directors of ________________________________, the surviving Michigan corporation, without approval of the shareholders in accordance with Section 703a of the Act.

              [  ] the Board of Directors and the shareholders of the following Michigan corporation(s) in accordance with Section 703a of the Act.





By                                                                     By
------------------------------------------------------                 ------------------------------------------------------
     (Signature of Authorized Officer or Agent)                             (Signature of Authorized Officer or Agent)


------------------------------------------------------                 ------------------------------------------------------
                (Type or print name)                                                   (Type or print name)


------------------------------------------------------                 ------------------------------------------------------
                (Name of corporation)                                                  (Name of corporation)





4.       Complete for any Limited Liability Companies only

         Check one of the following if the limited liability company is the survivor.

         [X] There are no changes to be made to the Articles of Organization of the surviving limited liability company.

         [ ] The amendments to the Articles, or a restatement of the Articles, of the surviving limited liability company to be effected by the merger are as follows:



         The manner and basis of converting the membership interests are as follows:

         The membership interests in DaimlerChrysler Financial Services Americas LLC will be unaffected by the merger.
         -----------------------------------------------------------------------------------------------------------------

         The Plan of Merger was approved by the members of each constituent limited liability company in accordance with section 702(1).

         The Plan of Merger was approved by the members of each domestic limited liability company in accordance with section 705a(5) and by each constituent business organization in the manner provided by the laws of the jurisdiction in which it is organized.

         For each limited liability company involved in the merger, this document is signed in accordance with Section
         103 of the Act.

                                                    Signed this    24th           day of      March, 2006
                                                                -----------------        -----------------

                                                    By: /s/ Paul E. Knauss
                                                    ------------------------------------------------------
                                                      (Signature of Member, Manager or Authorized Agent)

                                                    Paul E. Knauss, Manager
                                                    ------------------------------------------------------
                                                      (Type or Print Name and Capacity)

                                                    DaimlerChrysler Financial Services Americas LLC
                                                    ------------------------------------------------------
                                                      (Name of Limited Liability Company)


                                                    Signed this __________ day of  _______________________


                                                    By:
                                                    ------------------------------------------------------
                                                      (Signature of Member, Manager or Authorized Agent)


                                                    -------------------------------------------------------
                                                               (Type or Print Name and Capacity)

                                                    -------------------------------------------------------
                                                              (Name of Limited Liability Company)




                                                                                                                      Attachment A

1.       The Plan of Merger (Consolidation) is as follows:
         a.     The name of each constituent entity and its identification number is:

                EFH Leasing Corporation
                Fresno Biomass Power Corporation
                Jasmin EOR Cogeneration Corporation
                POSO EOR Cogeneration Corporation
                Rocklin Biomass Power Corporation
                Sovereign Crest Properties, Inc.


3.      Complete for Profit Corporations only
        For each constituent stock corporation state

-------------------------------------------------- ---------------------------- ---------------------- ----------------------
Name of corporation                                Designation and              Indicate class or      Indicate class or
                                                   number of outstanding        series of shares       series entitled to
                                                   shares in each class or      entitled to vote       vote as a class
                                                   series
-----------------------------------------------------------------------------------------------------------------------------

EFH Leasing Corporation                                   Common/1,000                   NA                     NA
-----------------------------------------------------------------------------------------------------------------------------
Fresno Biomass Power Corporation                           Common/100                    NA                     NA
-----------------------------------------------------------------------------------------------------------------------------
Jasmin EOR Cogeneration Corporation                        Common/100                    NA                     NA
-----------------------------------------------------------------------------------------------------------------------------
POSO EOR Cogeneration Corporation                          Common/100                    NA                     NA
-----------------------------------------------------------------------------------------------------------------------------
Rocklin Biomass Power Corporation                          Common/100                    NA                     NA
-----------------------------------------------------------------------------------------------------------------------------
Sovereign Crest Properties, Inc.                           Common/100                    NA                     NA
-----------------------------------------------------------------------------------------------------------------------------
